UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04739

                           The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

              Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Zweig Fund, Inc.

Annual Report

December 31, 2014

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 6% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund did not distribute more than its income and net realized capital gains in the year ended December 31, 2014 (See Note 11 in Notes to financial statements.) Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2014 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Fund Shareholder:

I am pleased to share with you the manager’s annual report and commentary for The Zweig Fund, Inc. for the year ended December 31, 2014.

For the 12 months ended December 31, 2014, the fund’s NAV gained 10.93%, including $1.032 in reinvested distributions. During the same period, the S&P 500® Index, which serves as the fund’s benchmark, increased 13.69%, including reinvested dividends. During the 12-month period, the fund’s average allocation was approximately 97% in equities and 3% in cash.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact our customer service team at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.
Sincerely, George R. Aylward President, Chairman and Chief Executive Officer The Zweig Fund, Inc. January 2015

For information regarding the indexes cited and key investment terms used in this report see page 7.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW

DECEMBER 31, 2014

Dear Shareholders:

In 2014, the equity rally extended into its sixth year, delivering strong returns for investors in U.S. stocks. The S&P 500® index (“the index”) gained 13.69% (including reinvested dividends) for the year, making multiple new all-time highs along the way. Despite several short-lived price drops, the index closed higher in value in every quarter of 2014, making for eight positive quarters in a row. A violent sell-off in October and brief decline in December were quickly erased, and the index ended the year just shy of its record close. The speed at which the market sold off and recovered, making new highs less than a month after October’s correction, is unprecedented in recent market history. Other equity indexes, such as the small-cap Russell 2000® and the technology-heavy NASDAQ-100, dropped more than 10% (correction territory by definition) but they quickly recovered, and also ended the year near their earlier highs.

The Zweig Fund returned 11.34% on a price basis (with dividends reinvested) and 10.93% on an NAV basis. Although the Fund trailed the S&P 500, the portfolio benefited from solid participation in the rising market having been nearly fully invested for most of 2014. While the Fund’s average equity exposure was very high compared to its long-term average, there were a few brief periods when exposure varied somewhat. In an attempt to mitigate market volatility, we reduced the equity allocation in September out of concern over some weakness in global growth data and possible negative implications for stock prices.

An exceedingly choppy and volatile market followed in October, presenting us with a conundrum: buy or sell? The market price action looked ominous, based on the skyrocketing number of stocks that had broken downward through their 50- and 200-day moving averages. Furthermore, global economic data being reported was weaker than anticipated. At the same time, however, several companies reported better-than-expected earnings, and this solid earnings trend continued in the ensuing days. We also took note of the extent of negative market sentiment, and concluded that a tradable low might be forming, thus creating a buying opportunity. As we added back to the Fund’s equity exposure, the market was lifted by a series of better U.S. economic numbers, including a huge drop in jobless claims, an uptick in industrial production, and improving housing data. We accelerated our stock purchases and ultimately returned the equity allocation to 100%, which is where the Fund remained through year-end.

The geopolitical climate is a source of ongoing concern, but on balance the U.S. continues to experience accelerating economic growth, as evidenced by higher-than-expected third quarter GDP and solid gains in employment. Additionally, U.S. corporate earnings continue to show strength, and with the drop in oil prices, the U.S. consumer is back spending money. So while the proximate cause for October’s rapid global stock market sell-off might have been weak German and broader European economic data, the quick rebound materialized from the realization that U.S. equities remain among the best investable asset classes. Other factors likely played a role in the brief October swoon, including the liquidity needs of hedge funds that were heavily invested in energy-related commodities and equities and had to endure margin calls during the plunge in the price of oil. In tandem with weak Europe data and tepid China numbers, the concern was that energy prices were signaling a rapid collapse in the global demand for oil. Recent data has suggested that world demand is roughly flat and that the drop in crude prices is due to abundant supply in North America and no cuts in production from any of the major producers abroad.

For information regarding the indexes cited and key investment terms used in this report see page 7.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2014

Another notable positive for U.S. equities is the significant rise in the value of the U.S. dollar. A strong dollar is attractive to foreign investors, providing the opportunity to make money from both the underlying asset and the dollar’s appreciation versus their home currency. Furthermore, a strong dollar keeps domestic inflation low and makes it less likely that the Fed will tighten the money supply significantly, which reduces the pressure of higher interest rates. However, on the negative side, companies with higher foreign sales will struggle with both margins (a stronger dollar hurts export competitiveness) and the currency effects of earnings abroad. For this reason, our focus has shifted to companies doing much of their business in the U.S.

During 2014, the Fund was invested in many non-commodity cyclical segments such as industrials (specifically transports), consumer discretionary, and financials. The Fund started the year with many energy stocks, which worked well for the first half of the year, but as oil prices declined, we opted to sell several of those holdings. While that helped mitigate extended losses, our energy exposure was a drag on performance for the year.

The Federal Reserve’s October announcement that it was ending quantitative easing came as little surprise. Despite ample analysis of the verbiage used in FOMC policy statements, Fed activity for the most part has been a non-event for the markets. We believe that the Fed will maintain very low interest rates for a longer period than the market is currently pricing in. With a stronger dollar and falling energy prices, inflation is non-existent. Even though the labor market is improving and economic output is generally exceeding expectations, we believe the Fed will err on the side of growth, and intrinsically push for inflation by not raising rates just yet.

The portfolio continues to be weighted toward the more economically sensitive areas of the market, although with our recent exit from several energy names, the weighting is not as dramatic. Declining growth outside the U.S. has hurt cyclical stocks relative to defensive names. Cyclical companies, and industrials in particular, rely more heavily on foreign sales than defensive companies. In addition, many defensive names pay higher dividends, and stubbornly low global yields have pushed many investors toward areas such as utilities and consumer staples. While the market continues to stretch for new highs and recent growth implies improvement in economically sensitive sectors, surprisingly the performance of cyclical stocks since late July has been dramatically outstripped by more defensive segments. Our recent purchases have focused more on companies that derive a greater percentage of their earnings from the U.S., and we continue to await the eventual reversal in price action from defensive stocks back to cyclical.

The portfolio remains significantly exposed to consumer discretionary stocks while very light in consumer staples offerings. With the fourth quarter volatility in equities and the turmoil in other markets, this stance proved to be challenging. As noted above, consumer staples stocks are considered more defensive, and tend to outperform consumer discretionary stocks during periods of volatility. We believe that with the plunge in oil and commensurate drop in prices at the pump, there are reasons to be optimistic for the yet-to-be released data on consumer spending during the holidays and retail earnings for the fourth quarter and beyond. We also have increased holdings within travel and leisure as lower energy costs could lead to a busy winter travel season for consumers. Another segment of the market we continue to view favorably is the industrial sector, where we have shifted holdings to a somewhat more domestically focused bias. While most companies within this space do have some exposure to non-U.S. sales, our holdings in airlines and rails are less exposed than most industrial conglomerates.

For information regarding the indexes cited and key investment terms used in this report see page 7.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2014

Energy was the worst-performing sector in 2014 and continues to be since the market lows in October. This is not surprising with the price of crude bumping at new four-year lows virtually every day. Although it is impossible to predict where oil prices will stabilize, it appears the combination of week non-U.S. economic growth, increased supply in North America, and Saudi Arabia’s desire to squeeze high-cost producers in the short run by pushing prices lower, could limit upside in the energy group. Our bias is to view the incredibly negative sentiment towards the sector as an opportunity for investment – or to quote our mentor Marty Zweig, “beware of the crowds at the extremes.” We tend to like to buy into panic and sell on euphoria, and given the exceedingly bearish outlook many have on energy stocks, an investable thesis may be forming. However, until oil prices stabilize, these stocks are likely to lag.

The Fund remains well diversified across both the technology and health care sectors. Information technology is once again the largest sector within the S&P 500, representing nearly 20% of the market capitalization of the index, and was among the Fund’s largest sector weightings throughout the year. The combination of strong balance sheets and innovation propelled the tech sector to 20% returns in the year, and our semiconductor holdings were particularly strong. Health care stocks were pushed higher during 2014 by strong drug pipelines and merger activity in the sector. Biotechnology led the way, but several other themes such as hospitals and device markers also made solid contributions. An improving jobs picture and the Affordable Care Act mean more people have insurance, which is a benefit to all of these health staples stocks, both tech and health care have provided the Fund with holdings that are less dependent on global economic growth and also offer a compelling growth-to-valuation trade-off.

After several solid years for U.S. stocks, price-to-earnings valuations are elevated, and it will take sustained earnings growth to propel the market higher. We believe the combination of better U.S. economic growth, low inflation, and a strong dollar will fortify earnings and ultimately make stocks a good investment during 2015. Although it is likely that the market will undergo further volatility, and perhaps even a correction in the next few quarters given the uneven global economic and geopolitical situation, on balance the decline in the price of oil presents a favorable economic tailwind for both U.S. consumers and manufacturers, and in our view, the opportunity currently outweighs the risks.

Sincerely,

Carlton Neel

David Dickerson

February 2015

The views expressed in the Market Outlook and Overview reflect those of its authors only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

For information regarding the indexes cited and key investment terms used in this report see page 7.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2014

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium-sized companies may enhance that risk.

The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Shares of closed-end investment companies such as the Fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Asset Allocation as of December 31, 2014

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments, net of securities sold short, at December 31, 2014.

For information regarding the indexes cited and key investment terms used in this report see page 7.

THE ZWEIG FUND, INC.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR):

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Affordable Care Act (ACA):

A federal statute signed into law in March 2010 as a part of the healthcare reform agenda of the Obama administration. Signed under the title of The Patient Protection and Affordable Care Act, the law included multiple provisions that would take effect over a matter of years, including the expansion of Medicaid eligibility, the establishment of health insurance exchanges and prohibiting health insurers from denying coverage due to pre-existing conditions.

Federal Reserve (the “Fed”):

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Federal Open Market Committee (FOMC):

The branch of the Federal Reserve Board that determines the direction of monetary policy. The

FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

Gross Domestic Product (GDP):

The market value of all officially recognized final goods and services produced within a country in a given period.

NASDAQ-100 Index:

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Russell 2000® Index:

The Russell 2000® Index is a market capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell Universe which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

S&P 500® Index:

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

DECEMBER 31, 2014

($ reported in thousands)

	Number of Shares	Value

COMMON STOCK—100.1%
Consumer Discretionary—22.1%
American Eagle Outfitters, Inc.	573,000	$7,953
Best Buy Co., Inc.	182,000	7,094
Ford Motor Co.	477,000	7,394
Goodyear Tire & Rubber Co. (The)	279,000	7,971
Hasbro, Inc.	66,000	3,629
Lear Corp.	73,000	7,160
Macy’s, Inc.(3)	118,000	7,758
Michael Kors Holdings Ltd.(2)(3)	97,000	7,285
Royal Caribbean Cruises Ltd.	104,000	8,573
Time Warner, Inc.	88,000	7,517
Viacom, Inc. Class B	96,000	7,224

		79,558

Consumer Staples—3.8%
Archer-Daniels-Midland Co. (The)	135,000	7,020
PepsiCo, Inc.	72,000	6,808

		13,828

Energy—6.7%
Continental Resources, Inc.(2)	206,000	7,902
Helmerich & Payne, Inc.	81,000	5,461
Schlumberger Ltd.	57,000	4,868
Valero Energy Corp.	117,000	5,792

		24,023

Financials—15.5%
Aflac, Inc.	88,000	5,376
BB&T Corp.	185,000	7,195
BlackRock, Inc.(3)	21,900	7,831
Blackstone Group LP (The)	197,000	6,664
Goldman Sachs Group, Inc. (The)	39,000	7,559
JPMorgan Chase & Co.(3)	112,000	7,009
Lincoln National Corp.	124,000	7,151
T. Rowe Price Group, Inc.	80,000	6,869

		55,654

Health Care—12.0%
Abbott Laboratories	161,000	7,248

	Number of Shares	Value

Health Care (continued)
Biogen Idec, Inc.(2)	19,600	$6,653
HCA Holdings, Inc.(2)	95,000	6,972
St. Jude Medical, Inc.	107,000	6,958
UnitedHealth Group, Inc.	72,000	7,279
Zimmer Holdings, Inc.	69,000	7,826

		42,936

Industrials—17.6%
Alaska Air Group, Inc.	153,000	9,143
Cummins, Inc.	47,000	6,776
FedEx Corp.	41,000	7,120
L-3 Communications Holdings, Inc.	57,000	7,194
Parker Hannifin Corp.	56,000	7,221
Southwest Airlines Co.	176,000	7,449
Trinity Industries, Inc.	250,000	7,003
Union Pacific Corp.	68,000	8,101
United Rentals, Inc.(2)	30,000	3,060

		63,067

Information Technology—18.8%
Apple, Inc.	62,000	6,844
EMC Corp.	223,000	6,632
Facebook, Inc. Class A(2)	87,000	6,788
Google, Inc. Class A(2)	5,300	2,812
Google, Inc. Class C(2)	8,500	4,474
Intel Corp.(3)	197,000	7,149
MasterCard, Inc. Class A	88,000	7,582
NetApp, Inc.	165,000	6,839
QUALCOMM, Inc.	102,000	7,582
Texas Instruments, Inc.	66,000	3,529
Western Digital Corp.	67,000	7,417

		67,648

Materials—1.9%
CF Industries Holdings, Inc.	24,700	6,732

		6,732

Telecommunication Services—1.7%
Verizon Communications, Inc.(3)	131,000	6,127

		6,127
TOTAL COMMON STOCK (Identified Cost $274,855)		359,573

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	Number of Shares	Value

CLOSED END FUND—1.3%
Templeton Dragon Fund, Inc.	187,000	$4,496
TOTAL CLOSED END FUND (Identified Cost $3,434)		4,496
EXCHANGE-TRADED FUND—1.5%
iShares Nasdaq Biotechnology Index Fund	18,200	5,521
TOTAL EXCHANGE-TRADED FUND (Identified Cost $4,917)		5,521
TOTAL LONG TERM INVESTMENTS—102.9%
(Identified Cost $283,206)		369,590
SHORT-TERM INVESTMENT—0.6%
Money Market Mutual Fund—0.6%
Fidelity Money Market Portfolio—Institutional Shares (seven-day effective yield 0.110%)	2,259,153	2,259
Total Short-Term Investment (Identified Cost $2,259)		2,259
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—103.5% (Identified Cost $285,465)		371,849 (1)
SECURITIES SOLD SHORT—(2.2)%
COMMON STOCKS
Consumer Discretionary—(0.6)%
Mattel, Inc.	70,000	(2,166)

		(2,166)

Industrials—(0.7)%
Manitowoc Co., Inc. (The)	112,000	(2,475)

		(2,475)

	Number of Shares	Value

Information Technology—(0.9)%
Analog Devices, Inc.	62,000	$(3,443)

		(3,443)
TOTAL SECURITIES SOLD SHORT (Proceeds $8,899)		(8,084	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $276,566)—101.3%		363,765
Other assets and liabilities, net—(1.3)%		(4,612)

NET ASSETS—100.0%		$359,153

(1)	Federal Income Tax Information: For tax information at December 31, 2014, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of securities segregated as collateral for securities sold short and margin borrowings.

Country Weightings (Unaudited)†
United States	95%
Liberia	2
United Kingdom	2
China	1
Total	100%
† % of total investments net of securities sold short as of December 31, 2014

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

DECEMBER 31, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2014. (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stock	$359,573	$359,573
Closed End Fund	4,496	4,496
Exchange-Traded Fund	5,521	5,521
Short-Term Investment	2,259	2,259

Total Investments before Securities Sold Short	$371,849	$371,849

Liabilities:
Securities Sold Short	(8,084)	(8,084)

Total Liabilities	$(8,084)	$(8,084)

There are no Level 2 (significant observable input) or Level 3 (significant unobservable input) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2014.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

(Reported in thousands except shares and per share amounts)

Assets:
Investment at value before securities sold short (Identified cost $285,465)	$371,849
Receivables:
Dividends and interest	312
Tax reclaims	4
Prepaid expenses	26

Total assets	372,191

Liabilities:
Cash overdraft	661
Securities sold short at value (Proceeds $8,899)	8,084
Margin borrowing net of deposits	3,905
Payables:
Investment advisory fee	260
Administration fee	20
Transfer agent fees and expenses	5
Professional fees	49
Interest payable	4
Other accrued expenses	50

Total liabilities	13,038

Net Assets	$359,153

Capital
Capital paid in on shares of beneficial interest	$261,665
Accumulated undistributed net investment income (loss)	1,021
Accumulated undistributed net realized gain (loss)	9,268
Net unrealized appreciation (depreciation) on investments	86,384
Net unrealized appreciation (depreciation) on securities sold short	815

Net Assets	$359,153

Net Asset Value (Net assets/shares outstanding) Shares outstanding – 20,466,093	$17.55

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Investment Income:
Dividends (net of foreign taxes withheld of $18)	$6,775

Total investment income	6,775

Expenses:
Investment advisory fees	3,019
Administration fees	231
Professional fees	309
Directors’ fees	230
Printing fees and expenses	138
Transfer agent fees and expenses	88
Custodian fees	5
Miscellaneous	181

Expenses before dividends on short sales and interest expense	4,201
Dividends on short sales	198
Interest expense on short sales and margin borrowing	38

Total expenses	4,437

Net investment income	2,338

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	23,264
Securities sold short	(59)
Capital gain distributions	820
Net change in unrealized appreciation (depreciation) on:
Investments	5,203
Securities sold short	1,519

Net realized and unrealized gain (loss)	30,747

Net increase (decrease) in net assets resulting from operations	$33,085

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,338	$3,011
Net realized gain (loss)	24,025	33,098
Net change in unrealized appreciation (depreciation)	6,722	46,666

Net increase in net assets resulting from operations	33,085	82,775

Dividends and distributions to shareholders from
Net investment income	(2,380)	(3,080)
Net realized short-term gains	—	(1,879)
Net realized long-term gains	(18,935)	(12,325)
Tax return of capital	—	(2,090)

Total dividends and distributions to shareholders (Note 11)	(21,315)	(19,374)

Capital share transactions
Common Shares repurchased	(5,793)	(19,349)

Net increase (decrease) in net assets derived from capital share transactions	(5,793)	(19,349)

Net increase (decrease) in net assets	5,977	44,052

NET ASSETS
Beginning of period	353,176	309,124

End of period	$359,153	$353,176

Accumulated undistributed net investment income (loss) at end of period	$1,021	$870

Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	20,854,593	22,258,146
Common Shares repurchased	(388,500)	(1,403,553)

Common Shares outstanding at end of period	20,466,093	20,854,593

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Year Ended December 31,
	2014		2013		2012		2011		2010
PER SHARE DATA
Net asset value, beginning of period	$16.94		$13.89		$13.48		$15.20		$15.36

Income from investment operations
Net investment income (loss)(3)	0.11		0.14		0.10		0.04		0.04
Net realized and unrealized gains (losses)	1.49		3.66		1.28		(0.28)		1.24

Total from investment operations	1.60		3.80		1.38		(0.24)		1.28

Dividends and Distributions
Dividends from net investment income	(0.11)		(0.13)		(0.10)		(0.04)		(0.08)
Distributions from net realized gains	(0.92)		(0.65)		(0.33)		(0.36)		(0.32)
Tax return of capital	—		(0.10)		(0.54)		(1.08)		(1.04)

Total dividends and distributions	(1.03)		(0.88)		(0.97)		(1.48)		(1.44)

Anti-dilutive impact of repurchase plan (Note 6)	0.04		0.13		—		—		—

Net asset value, end of period	$17.55		$16.94		$13.89		$13.48	(5)	$15.20

Market value, end of period(1)	$15.46		$14.86		$12.19		$11.60	(5)	$13.40

Total investment return(2)	11.34%		30.31%		13.62%		(3.54)%		12.87%

Total return on net asset value(4)	10.93%		30.29%		11.41%		(1.18)%		10.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$359,153		$353,176		$309,124		$310,028		$349,212
Ratio of expenses to average net assets (after expense waivers)	1.26%		1.19%		1.15	%(6)	1.06%		1.23%
Ratio of expenses to average net assets (before expense waivers)	1.26	%(7)	1.25	%(7)	1.32	%(6)(7)	1.17	%(7)	1.23%
Ratio of net investment income (loss) to average net assets	0.66%		0.91%		0.74%		0.32%		0.37%
Portfolio turnover rate	57%		62%		82%		78%		42%

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(4)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 7). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010
Net Asset Value (prior to reverse stock split)	$3.37	$3.80
Market Price (prior to reverse stock split)	$2.90	$3.35

(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.
(7)	Ratios of expenses, excluding dividends on short sales and interest expense for the periods ended December 31 are as follows:

2014	2013	2012	2011
1.19%	1.22%	1.27%	1.17%

See Notes to Financial Statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Note 1. Organization

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the- counter (OTC) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity, as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

C.	Federal Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 6 percent of the Fund’s NAV on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

A.	Investment Advisory Fee:

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. During the year ended December 31, 2014, the Fund incurred administration fees of $231, which are included in the Statement of Operations.

C.	Directors Fee:

For the year ended December 31, 2014, the Fund incurred director fees totaling $230 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the year ended December 31, 2014, were as follows:

Purchases	Sales
$199,477	$218,992

Note 5. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend

At December 31, 2014, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 20,466,093 shares are outstanding.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 2014 and December 31, 2013, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 13, 2012. From January 1, 2013 through December 31, 2013, the Fund repurchased 1,403,553 shares at an average price of $13.76. The average discount to NAV at which repurchases were executed during this period was 10.51%. From January 1, 2014 through December 31, 2014, the Fund repurchased 388,500 shares at an average price of $14.89. The average discount to NAV at which repurchases were executed during this period was 12.69%. As of December 31, 2014, there are 1,860,041 shares remaining (representing 9.1% of the Fund’s shares then outstanding) that are authorized to be purchased under the repurchase plan in the future.

On January 2, 2015, the Fund announced a distribution of $0.263 per share to shareholders of record on December 31, 2014. This distribution had an ex-dividend date of January 6, 2015, and was paid on January 9, 2015.

Note 7. Reverse Stock Split

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a reverse split-adjusted basis under a new CUSIP number (989834205). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the NAV per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Per share data, including the proportionate impact to market price, in the Financial Highlights table has been restated to reflect the reverse stock split.

Note 8. Borrowings

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

During the year ended December 31, 2014, the Fund utilized borrowing on margin and/or using proceeds from shorts for 206 days at an average interest rate of 0.43% and with an average daily borrowing balance during that period of $5,682. For the period ended December 31, 2014, the interest costs related to borrowing amounted to $14 and are included within the “Interest Expense” on the Statement of Operations.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

As of December 31, 2014, outstanding borrowings amounted to $11,783 which is included on the Statement of Assets and Liabilities net of deposits with the prime broker.

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Regulatory Exams

From time to time, the Fund’s investment adviser and/or its affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At December 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$286,283	$86,660	$(1,094)	$85,566
Securities Sold Short	(8,899)	1,331	(516)	815

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales and passive activity losses.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the table above) consist of undistributed ordinary income of $500 and undistributed long-term capital gains of $5,224.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	2014	2013
Ordinary income	$2,068	$3,288
Long-term capital gains	19,320	16,753

Total	$21,388	$20,041

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated for tax purposes, as paid in the year the distribution was declared.

Note 12. Reclassification of Capital Accounts

($ reported in thousands)

As of December 31, 2014, the Fund increased undistributed net investment income by $193, decreased the accumulated net realized gain by $178, and decreased capital paid in on shares of beneficial interest by $15.

Note 13. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors

and Shareholders of

The Zweig Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 2, 2015

THE ZWEIG FUND, INC.

TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) subject to the 15% rate gains category ($ reported in thousands).

QDI	DRD	LTCG
100%	100%	$23,875

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial two-year term, the board of directors of an investment company, including a majority of the directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons,” as defined in the 1940 Act (“Independent Directors”), of the investment company must review and approve at least annually the investment advisory agreement between the investment company and its investment adviser.

During the most recent twelve month period covered by this report, the Board of Directors (the “Board”) of The Zweig Fund, Inc. (the “Fund”), including a majority of the Independent Directors, approved the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Zweig Advisers LLC (the “Adviser”).

Specifically, at a telephonic meeting held on October 29, 2014, the Independent Directors discussed a draft response from the Adviser to a request from independent legal counsel to the Independent Directors, made on behalf of the Independent Directors, for information relevant to the annual review of the Advisory Agreement, and following that meeting certain supplementary information was obtained from the Adviser as part of the review process. Thereafter, at an in-person meeting held on November 19, 2014, the Board, including the Independent Directors, considered all factors it deemed relevant and reached the conclusions described below relating to the Adviser and the Advisory Agreement. The Independent Directors were advised by their independent legal counsel throughout the review and approval process.

1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, oversight and management of Fund legal issues, assistance to the Directors in fulfilling their duties in that role and other services. The Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to that of its performance group and performance universe as selected by Management Practice Inc., an independent consulting firm (“MPI”), at the request of the Independent Directors, and as included in the reports prepared by Lipper, Inc., an independent provider of investment company data. The Board considered, among other performance data, that, while the Fund’s total return performance was below the Performance Universe medians for the five- and ten-year periods ended September 30, 2014, it was above the Performance Universe medians for the one- and three-year, and year-to-date, periods ended September 30, 2014. Additionally, the Board observed that, while the Fund’s total return performance was below the Performance Group medians for the year-to-date and five-year periods ended September 30, 2014, it was above the Performance Group medians for the one- and three-year periods ended September 30, 2014 and approximated the Performance Group median for the ten-year period ended September 30, 2014.

The Directors concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered the Fund’s management fee rate and expense ratio relative to the Fund’s Expense Group. The Board noted that, while the Fund’s total expenses were above the Expense Group median, driven in part by nonmanagement expenses, its contractual management fee at common asset levels were below the Expense Group median.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT (Continued)

The Board concluded that the management fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its Expense Group.

(b) Profitability and Costs of Services to Adviser. The Board considered the Adviser’s overall profitability and costs. The Board concluded that the Adviser’s profitability was at an acceptable level in light of the nature, extent and quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows and Whether Fee Levels Reflect Economies of Scale. The Directors considered whether there have been material economies of scale with respect to the management of the Fund and whether the Adviser has shared with the Fund any material economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds. The Directors concluded that the Fund has not experienced material unshared economies of scale.

The Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and whether any economies of scale exist at that size. The Directors concluded that, given the Fund’s closed-end structure, the management fee was reasonable in relation to the asset size of the fund. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

5. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Directors considered the size, education and experience of the Adviser’s staff, its fundamental research capabilities and approach to attracting and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the staff was structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable and may, in some cases, benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Directors did not deem any single factor controlling, but rather considered the factors identified in Gartenberg v. Merrill Lynch Asset Management, Inc. and cited with approval in Jones v. Harris Associates L.P. Based on this review, it was the judgment of the Independent Directors that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Directors also were mindful of the notion that shareholders purchase Fund shares because they want the Adviser to manage their assets, and that investors do so with full knowledge of the Adviser’s performance and fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund as of December 31, 2014 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers, LLC, 100 Pearl Street, Hartford, CT 06103.

DISINTERESTED DIRECTORS

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Charles H. Brunie YOB: 1930 Director 2	Term: Until 2015 Served Since 1998	Chairman, Brunie Associates (investments) (since April 2001); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1996); Trustee, Hudson Institute (2002-2008); Chairman of the Board, American Spectator (since 2002); Chartered Financial Analyst (since 1969).
James B. Rogers, Jr. YOB: 1942 Director, Chair of the Nominating Committee 2	Term: Until 2015 Served Since 1986	Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (2002-2007); Author of “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A BULL IN CHINA” (2007) and “A Gift to My Children” (2009).
R. Keith Walton YOB: 1964 Lead Independent Director 2	Term: Until 2017 Served Since 2004	Lead Independent Director of the Zweig Total Return Fund, Inc. (since 2013); Co-lead Independent Director of The Zweig Total Return Fund, Inc. (2006-2013); Vice President, Strategy, Arizona State University (since 2013); Global Head of Government Affairs for Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009); Director, Blue Crest Capital Management Funds (since 2006); Executive Vice President and Secretary (1996-2007) of the University at Columbia University; Director, Orchestra of St. Luke’s (since 2000); Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations; Member of the Trilateral Commission (since 2009); Director of the Association for the Benefit of Children (since 2009); Director (2002-2009), Member, Executive Committee (2002-2009), Chair, Audit Committee (2003-2009), Apollo Theater Foundation, Inc.; Vice President and Trustee, The Trinity Episcopal School Corporation (2003-2009); Member, The Gillen Brewer School Board (2007-2009).

FUND MANAGEMENT (Continued)

DISINTERESTED DIRECTORS (Continued)

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William H. Wright II YOB: 1960 Director 2	Term: Until 2016 Served Since 2013	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).
Brian T. Zino YOB: 1952 Director, Chair of the Audit Committee 2	Term: Until 2017 Served Since 2014	Retired President of J&W Seligman Co. Inc. (1994-2008), Trustee of Bentley University (Since 2011), Director of J&W Seligman Co. Inc. (1986-2008), Director of Union Data Service Center (1987-2008), Director of Seligman Family of Mutual Funds (1986-2008), Director of Tri Continental Corp (1998-2008), Director of ICI Mutual Ins Co (1998-2009), Member of the Board of Governors of ICI (1998-2008).

INTERESTED DIRECTOR*

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
George R. Aylward YOB: 1964 Director, Chairman of the Board and President 64	Term: Until 2016 Served Since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Total Return Fund, Inc.

*	Director considered to be an “interested person,” as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Adviser.

FUND MANAGEMENT (Continued)

OFFICERS WHO ARE NOT DIRECTORS**

Name, Year of Birth (YOB) and Position(s)	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Carlton Neel YOB: 1967 Executive Vice President	Executive Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).
David Dickerson YOB: 1967 Senior Vice President	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).
Nancy J. Engberg YOB: 1956 Vice President and Chief Compliance Officer	Vice President (since 2008) and Chief Compliance Officer (2008-2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds.
William Renahan YOB: 1969 Vice President, Chief Legal Officer and Secretary	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, since 2012, and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., since 2012; Managing Director, Legg Mason, Inc. and predecessor firms 1999- June 2012.
W. Patrick Bradley YOB: 1972 Treasurer, Chief Financial Officer

Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2012-2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and

Director (since 2013), Virtus Global Funds, PLC.

Jacqueline Porter YOB: 1958 Vice President and Assistant Treasurer	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) (since 1995).

**	The Term of each Officer expires immediately following the 2015 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Automatic Reinvestment and Cash Purchase Plan

The Zweig Fund, Inc. (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS

George R. Aylward, Chairman, President, and Chief Executive Officer

Charles H. Brunie, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia PA 19103-7042

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Fund, Inc., please

contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q4-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,400 for 2014 and $32,000 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,742 for 2014 and $2,853 for 2013. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,150 for 2014 and $5,200 for 2013.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Zweig Fund, Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $430,462 for 2014 and $434,669 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Charles H. Brunie, Brian T. Zino, William H. Wright II, James B. Rogers and R. Keith Walton.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board “ refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the “Fund”), a closed end fund managed by Zweig Advisers LLC (“ZA”) since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Mr. Neel is Senior Managing Director and Mr. Dickerson is Managing Director of Euclid Advisors, LLC (“Euclid”), an affiliate of ZA. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA. From April 1, 2003 to June 9, 2008, Messrs. Neel and Dickerson were portfolio managers of the Virtus Market Neutral Fund. From 2008 through September, 2009 Messrs. Neel and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. Since 2008, Messrs. Neel and Dickerson have been portfolio managers of the Virtus Alternatives Diversifier Fund, which is subadvised by Euclid. From March 2009 until June 2013, Messrs. Neel and Dickerson were portfolio managers for the Virtus Growth & Income Fund. During March 2009, Messrs. Neel and Dickerson became Portfolio Managers for the Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion), which are all subadvised by Euclid.

Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following information is provided as of the fiscal year ended December 31, 2014.

Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Total Return Fund, Inc., the Virtus Alternatives Diversifier, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion). For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

David Dickerson	Registered Investment Companies:	6	$1,209	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Carlton Neel	Registered Investment Companies:	6	$1,209	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel’s and Mr. Dickerson’s management of each Fund’s investments and the investments of any other accounts they manage individually or together. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year ended December 31, 2014. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

For the most recently completed fiscal year ended December 31, 2014, following is a description of Mr. Neel’s and Mr. Dickerson’s compensation structure as portfolio managers of ZA.

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet, Newfound and Zweig (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2014, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David Dickerson	$100,001 to $500,000
Carlton Neel	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2014	1,600	$15.55	1,600	1,936,941
August 2014	24,400	$15.10	24,400	1,912,541
September 2014	0	—	0	1,912,541
October 2014	12,500	$13.64	12,500	1,900,041
November 2014	12,600	$15.30	12,600	1,887,441
December 2014	27,400	$15.02	27,400	1,860,041
Total	78,500	$14.88	78,500	1,860,041

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,382,838 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2014 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/11/2015

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	3/11/2015

* Print the name and title of each signing officer under his or her signature.